Exhibit 10.4

[Redacted Copy]

“***” indicates portions of the agreement that have been omitted pursuant to a confidential treatment request and have been filed with the Securities and Exchange Commission separately.

AMENDMENT

to the

Frame Manufacturing and Supply Agreement
dated April 11th, 2006 (Ciba agreement no. 2007-00892-01, “Agreement”)

by and between

Novaled AG, Tatzberg 49, D-01307 Dresden (“Novaled’)

And

Ciba Inc., Klybeckstrasse 141, CH-4057 Basel (“Ciba or Manufacturer”)

The Agreement shall be modified as follows:

1.                                      Term and Termination

a.                                       The Agreement shall be extended until April 30th, 2011 and thereafter be automatically extended for an indefinite period by an additional year each time unless either party terminates the Agreement upon 6 months prior written notice, for the first time effective as of October 30th, 2010.

b.                                      In case of termination of the Agreement, Novaled shall provide Ciba within two weeks after the date of notification of termination with a forecast of organic materials (the “Products”) quantities needed until the termination (the “Forecasted Quantities”). Until expiry of the Agreement in case of termination for whatever reason Ciba shall be obliged to deliver the Forecasted Quantities and Novaled shall be obliged to purchase either the Forecasted Quantities or Ciba’s then current inventory of the Products which shall not exceed 1/3 of the purchases of the 12 months prior to the date of the notification of termination.

c.                                       Novaled shall purchase all Products as listed in Annex 1a exclusively from Ciba provided that Ciba is able to supply and terms and conditions for the manufacture and supply of such materials acceptable to both parties have been agreed upon by Novaled and Ciba.

d.                                      ***

2.                                      Order and Purchase Obligation

The ordering and purchase obligation from Novaled to Ciba as defined under Article 1 of the Agreement is valid as long as Ciba is able to supply Products in quantities and in a time frame as agreed between Novaled en Ciba.

3.                                      Products and Products Specification

a.                                       Annex 1 which lists the Products manufactured by Ciba under the Agreement shall be replaced by a new Annex 1a as follows:

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b.                                      Referring to Article 1 of the Agreement, which stipulates the ordering and specification principle, an Annex 1b (in Annex to this Amendment) shall be added which contains preliminary specifications and may be extended or revised, upon mutual agreement between the parties at any time, if the technical knowledge development regarding a material and its intended use gives a cause for such a change. Any such change in specifications will be addressed by Novaled in written form prior to placing orders which are affected by such changes.

***, Ciba will independently present an assessment of potential impurity artefacts caused by the production process. This has to take place upon each change in the production process or batch size and will include an assessment of potential impurities and suggestions for their analytical determination in terms of product quality specification. Ciba shall inform Novaled in due time about any change in the production process or batch size and Novaled has to agree on it before Ciba implement these change.

4.                                      Warranty, Product Liability

The examination period for Novaled to examine the Products on receipt and notify the Manufacturer of any deviations from the product specifications shall be extended to *** at the latest.

5.                                      Miscellaneous

This Amendment shall become effective as of April 11, 2009. Otherwise, except as stated herein, the Agreement shall remain unchanged.

Dresden	March 24th, 2009	Novaled AG	/s/ Gildas Sorin
Place	Date		G. Sorin CEO
Basel	30/3/2009	Ciba Inc.	/s/ N. Ergenc
Place	Date		N. Ergenc
/s/ J.L. Pretre
J.L. Pretre

ANNEX 1A:                  MATERIALS LIST

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Material Specification Sheet

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Material Specification Sheet

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Material Specification Sheet

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Material Specification Sheet

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Material Specification Sheet

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Material Specification Sheet

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Material Specification Sheet

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